UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                           Date of Report May 16, 2003
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                   0-14273                 84-0868815
        --------                   -------                 ----------
       (State of                 (Commission             (IRS Employer
     incorporation)              File Number)         Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716





        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press Release dated May 16, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

On May 16, 2003, PlanGraphics, Inc. ("PlanGraphics") announced its consolidated financial results for the quarter ended March 31, 2003. A copy of PlanGraphics' earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by PlanGraphics under the Securities Act of 1933, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


May 19, 2003                    /S/ Fred Beisser
                                ----------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer

EXHIBIT INDEX



Exhibit 99.1      Press Release, May 16, 2003